                                                                    EXHIBIT 10.4



                             BRAND LICENSE AGREEMENT


                                     BETWEEN


                                   AT&T CORP.


                                       AND


                          AT&T WIRELESS SERVICES, INC.



                                  DATED AS OF

                                  JUNE 4, 2001

                                TABLE OF CONTENTS
                                -----------------

1.     DEFINITIONS...............................................................................................1
--     -----------
    "ADDITIONAL MOBILE WIRELESS SERVICES"........................................................................1
    -------------------------------------
    "AFFILIATE"..................................................................................................2
    -----------
    "AIRCRAFT TO GROUND SERVICE".................................................................................2
    ----------------------------
    "ANCILLARY WIRELESS SERVICES"................................................................................2
    -----------------------------
    "APPROVAL"...................................................................................................3
    ----------
    "AT&T LICENSEES".............................................................................................3
    ----------------
    "AUTHORIZED DEALERS".........................................................................................3
    --------------------
    "BANKRUPTCY".................................................................................................3
    ------------
    "BROADBAND"..................................................................................................4
    -----------
    "BROADBAND EXCLUSIVE TERRITORIES"............................................................................4
    ---------------------------------
    "CHANGE OF CONTROL"..........................................................................................6
    -------------------
    "CO-MARKETING"...............................................................................................6
    --------------
    "CORPORATE ACCOUNTS".........................................................................................6
    --------------------
    "DEDICATED WIRELESS DEVICES".................................................................................6
    ----------------------------
    "DEDICATED WIRELESS PORTALS".................................................................................7
    ----------------------------
    "DISTRIBUTION DATE"..........................................................................................7
    -------------------
    "DMA"........................................................................................................7
    -----
    "ENFORCEMENT ACTION".........................................................................................7
    --------------------
    "ENFORCEMENT BUDGET".........................................................................................7
    --------------------
    "FCC"........................................................................................................7
    -----
    "FIXED WIRELESS FOOTPRINT"...................................................................................7
    --------------------------
    "GUIDELINES".................................................................................................7
    ------------
    "HIGH SPEED INTERNET ACCESS SERVICES"........................................................................8
    -------------------------------------
    "IN BUILDING WIRELESS SERVICE"...............................................................................8
    ------------------------------
    "INDEMNIFIED PARTY"..........................................................................................8
    -------------------
    "INDEMNIFYING PARTY".........................................................................................8
    --------------------
    "INSPECTION".................................................................................................8
    ------------
    "LICENSED MARKS".............................................................................................8
    ----------------
    "LICENSED SERVICES"..........................................................................................9
    -------------------
    "LICENSED TERRITORY".........................................................................................9
    --------------------
    "LICENSEE"...................................................................................................9
    ----------
    "LICENSEE BRAND MAINTENANCE FEE"............................................................................10
    --------------------------------
    "LICENSEE FEE-APPLICABLE GROSS REVENUE".....................................................................10
    ---------------------------------------
    "LICENSEE MARKS"............................................................................................10
    ----------------
    "LICENSEE'S GROSS REVENUE"..................................................................................10
    --------------------------
    "LOCAL TELEPHONY SERVICES"..................................................................................10
    --------------------------
    "MARK"......................................................................................................10
    ------
    "MARKETING MATERIALS".......................................................................................11
    ---------------------
    "MOBILE WIRELESS SERVICES"..................................................................................11
    --------------------------
    "PERSON"....................................................................................................11
    --------
    "PORTALS"...................................................................................................11
    ---------
    "PREVIOUSLY LICENSED TERRITORIES"...........................................................................11
    ---------------------------------
    "PROMOTIONAL PRODUCTS"......................................................................................12
    ----------------------

    "QUALITY CONTROL REPRESENTATIVES"...........................................................................13
    ---------------------------------
    "QUALITY STANDARDS".........................................................................................13
    -------------------
    "REGULATORY AUTHORITY"......................................................................................13
    ----------------------
    "RESELLERS".................................................................................................13
    -----------
    "RESIDENTIAL"...............................................................................................13
    -------------
    "RESIDENTIAL FIXED WIRELESS SERVICES".......................................................................13
    -------------------------------------
    "SEPARATION AND DISTRIBUTION AGREEMENT".....................................................................14
    ---------------------------------------
    "SERVICE BUNDLES"...........................................................................................14
    -----------------
    "SIGNIFICANT BREACH BY LICENSEE"............................................................................14
    --------------------------------
    "SMALL BUSINESS CUSTOMER"...................................................................................14
    -------------------------
    "SMALL BUSINESS FIXED WIRELESS SERVICES"....................................................................15
    ----------------------------------------
    "SUBLICENSEE"...............................................................................................15
    -------------
    "SUCCESSOR".................................................................................................15
    -----------
    "TELEMATICS SERVICE"........................................................................................16
    --------------------
    "TELEMETRY SERVICE".........................................................................................16
    -------------------
    "TERM"......................................................................................................16
    ------
    "TOTAL REVENUE".............................................................................................16
    ---------------
    "TRADE DRESS"...............................................................................................16
    -------------
    "VALUE ADDED RESELLER"......................................................................................16
    ----------------------
    "WIRELESS RELATED DEVICES"..................................................................................16
    --------------------------
    "WIRELESS RELATED PORTALS"..................................................................................17
    --------------------------

2.     GRANT OF LICENSE.........................................................................................17
--     ----------------

    2.1       MOBILE WIRELESS SERVICES..........................................................................17
    ---       -------------------------
    2.2       RESIDENTIAL FIXED WIRELESS SERVICES...............................................................17
    ---       ------------------------------------
    2.3       SMALL BUSINESS FIXED WIRELESS SERVICES............................................................18
    ---       ---------------------------------------
    2.4       PROMOTIONAL PRODUCTS..............................................................................21
    ---       ---------------------
    2.5       WIRELESS RELATED DEVICES AND DEDICATED WIRELESS DEVICES...........................................22
    ---       --------------------------------------------------------
    2.6       ANCILLARY WIRELESS SERVICES.......................................................................22
    ---       ----------------------------
    2.7       WIRELESS RELATED PORTALS AND DEDICATED WIRELESS PORTALS...........................................22
    ---       --------------------------------------------------------
    2.8       CONTENT, EQUIPMENT AND SOFTWARE...................................................................23
    ---       --------------------------------
    2.9       TELEMATICS SERVICE AND TELEMETRY SERVICE..........................................................23
    ---       -----------------------------------------
    2.10      IN BUILDING WIRELESS SERVICE......................................................................23
    ----      -----------------------------
    2.11      ADDITIONAL MOBILE WIRELESS SERVICES...............................................................24
    ----      ------------------------------------
    2.12      AIRCRAFT TO GROUND SERVICE........................................................................24
    ----      ---------------------------
    2.13      REQUEST FOR LICENSE...............................................................................24
    ----      --------------------
    2.14      DEDICATED WIRELESS PORTALS........................................................................25
    ----      ---------------------------
    2.15      WIRELESS RELATED DEVICES (A) AND DEDICATED WIRELESS DEVICES (B)...................................25
    ----      ----------------------------------------------------------------
    2.16      RESERVATION OF RIGHTS.............................................................................26
    ----      ----------------------

3.     PAYMENTS.................................................................................................27
--     --------

    3.1       BRAND MAINTENANCE FEE.............................................................................27
    ---       ----------------------
    3.2       REFERRAL REVENUES.................................................................................30
    ---       ------------------
    3.3       FEES DURING 2001..................................................................................30
    ---       -----------------

4.     RESTRICTIONS ON USE OF LICENSED MARKS....................................................................31
--     -------------------------------------

    4.1       RESELLERS.........................................................................................31
    ---       ----------
    4.2       USE OF LICENSED MARKS WITH LICENSEE MARKS.........................................................31
    ---       ------------------------------------------
    4.3       BUNDLING..........................................................................................32
    ---       ---------

    4.4       CO-MARKETING......................................................................................33
    ---       -------------
    4.5       GENERAL PURPOSE CREDIT CARDS......................................................................33
    ---       -----------------------------
    4.6       DEALERS...........................................................................................33
    ---       --------

5.     REQUESTS TO LICENSE THE BRAND............................................................................34
--     ------------------------------

    5.1       REQUEST TO LICENSOR TO GRANT BRAND LICENSE........................................................34
    ---       -------------------------------------------
    5.2       APPROVAL PROCESS..................................................................................34
    ---       -----------------
    5.3       ROYALTIES.........................................................................................34
    ---       ----------
    5.4       NETWORK MEMBERSHIP LICENSE AGREEMENTS.............................................................34
    ---       --------------------------------------
    5.5       NO OTHER RIGHTS...................................................................................35
    ---       ----------------

6.     TERM AND TERMINATION.....................................................................................35
--     --------------------

    6.1       TERM..............................................................................................35
    ---       -----
    6.2       TERMINATION.......................................................................................36
    ---       ------------
    6.3       NOTICE OF TERMINATION.............................................................................38
    ---       ----------------------
    6.4       EFFECT OF TERMINATION.............................................................................41
    ---       ----------------------
    6.5       OTHER RIGHTS UNAFFECTED...........................................................................41
    ---       ------------------------

7.     QUALITY CONTROL..........................................................................................41
--     ---------------

    7.1       GENERAL...........................................................................................41
    ---       --------
    7.2       QUALITY STANDARDS.................................................................................41
    ---       ------------------
    7.3       QUALITY SERVICE REVIEWS; RIGHT OF INSPECTION......................................................43
    ---       ---------------------------------------------
    7.4       AUTHORIZED DEALERS................................................................................45
    ---       -------------------

8.     REMEDIES FOR NON-COMPLIANCE WITH QUALITY STANDARDS.......................................................45
--     --------------------------------------------------

    8.1       NON-COMPLIANCE WITH QUALITY STANDARDS AND CURE....................................................45
    ---       -----------------------------------------------
    8.2       POTENTIAL INJURY TO PERSONS OR PROPERTY...........................................................47
    ---       ----------------------------------------
    8.3       LICENSOR'S RIGHTS TO LICENSE OTHERS...............................................................47
    ---       ------------------------------------

9.     PROTECTION OF LICENSED MARKS.............................................................................47
--     ----------------------------

    9.1       OWNERSHIP AND RIGHTS TO THE LICENSED MARKS........................................................47
    ---       -------------------------------------------
    9.2       SIMILAR MARKS.....................................................................................50
    ---       --------------
    9.3       INFRINGEMENT......................................................................................51
    ---       -------------
    9.4       ENFORCEMENT OF OTHER AGREEMENTS...................................................................52
    ---       --------------------------------
    9.5       COMPLIANCE WITH LEGAL REQUIREMENTS................................................................53
    ---       -----------------------------------

10.        USE OF LICENSED MARKS AND OTHER MARKS................................................................54
---        -------------------------------------

    10.1      LICENSEE MARKS....................................................................................54
    ----      ---------------
    10.2      MODIFICATION OF LICENSED MARKS....................................................................55
    ----      -------------------------------
    10.3      USE OF ADDITIONAL MARKS AT LICENSOR'S REQUEST.....................................................55
    ----      ----------------------------------------------
    10.4      INTERNET DOMAIN NAMES.............................................................................56
    ----      ----------------------
    10.5      RESTRICTION ON LICENSOR...........................................................................56
    ----      ------------------------
    10.6      LICENSOR COVENANT.................................................................................56
    ----      ------------------

11.        LIABILITY AND INDEMNIFICATION........................................................................57
---        -----------------------------

    11.1      INDEMNIFICATION...................................................................................57
    ----      ----------------
    11.2      NOTIFICATION AND DEFENSE OF CLAIMS................................................................58
    ----      -----------------------------------
    11.3      INSURANCE.........................................................................................62
    ----      ----------

12.        AGREEMENT PERSONAL...................................................................................63
---        ------------------

    12.1      PERSONAL TO LICENSEE..............................................................................63
    ----      ---------------------
    12.2      LICENSEE ACKNOWLEDGMENT...........................................................................63
    ----      ------------------------

13.        RETENTION OF RIGHTS..................................................................................63
---        -------------------


14.        SPONSORSHIP..........................................................................................64
---        -----------


15.        CONSENT OF LICENSOR..................................................................................65
---        -------------------


16.        NOTICES..............................................................................................65
---        -------


17.        GOVERNMENTAL LICENSES, PERMITS AND APPROVALS.........................................................66
---        --------------------------------------------


18.        APPLICABLE LAW.......................................................................................66
---        --------------


19.        CONFIDENTIALITY OF INFORMATION AND USE RESTRICTION...................................................69
---        --------------------------------------------------


20.        DIVESTITURE OF FIXED WIRELESS BUSINESS BY LICENSEE...................................................70
---        --------------------------------------------------


21.        MISCELLANEOUS........................................................................................71
---        -------------

    21.1      ENTIRE AGREEMENT..................................................................................71
    ----      -----------------
    21.2      RELATIONSHIP OF THE PARTIES.......................................................................71
    ----      ----------------------------
    21.3      AMENDMENTS, WAIVERS...............................................................................72
    ----      --------------------
    21.4      ASSIGNMENT........................................................................................72
    ----      -----------
    21.5      SPECIFIC PERFORMANCE..............................................................................72
    ----      ---------------------
    21.6      REMEDIES CUMULATIVE...............................................................................72
    ----      --------------------
    21.7      NO WAIVER.........................................................................................72
    ----      ----------
    21.8      RULES OF CONSTRUCTION.............................................................................73
    ----      ----------------------
    21.9      NO THIRD PARTY BENEFICIARIES......................................................................73
    ----      -----------------------------
    21.10         COUNTERPARTS..................................................................................74
    -----         -------------

                             BRAND LICENSE AGREEMENT

         BRAND LICENSE AGREEMENT (the "Agreement") dated as of June 4, 2001, by and between AT&T Corp., a New York corporation, with offices located at 32 Avenue of the Americas, New York, N.Y. 10013 ("Licensor"), and AT&T Wireless Services, Inc., a Delaware corporation, with offices located at 14520 NE 87th Street, Redmond, WA 98052 (together with its Affiliates, "Licensee"). Certain capitalized terms used herein are defined in Section 1.

         WHEREAS, Licensor has, for many years, by itself and through its wholly owned subsidiary, AT&T Wireless Services Inc., used, and Licensor desires that Licensee have the right to use, the Licensed Marks, in connection with the Licensed Services; and

         WHEREAS, Licensee wishes to use the Licensed Marks in a limited manner in the Licensed Territory in connection with the Licensed Services; and

         WHEREAS, Licensor is willing to license and allow Licensee to use the Licensed Marks in the Licensed Territory under the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       DEFINITIONS

         "ADDITIONAL MOBILE WIRELESS SERVICES": Wireless telecommunications services that permit subscriber mobility, which services utilize radio frequencies licensed or authorized by the appropriate Regulatory Authority and are:

                  (i) currently offered by Licensee;

                  (ii) offered in the future by Licensee and made a part of this Agreement by Licensor in accordance with Section 2.13; or

                  (iii) provided using Licensee's own mobile devices,

but, in each case, which are not Mobile Wireless Services, In Building Wireless Service, Residential Fixed Wireless Services, Small Business Fixed Wireless Services or Aircraft to Ground Service.

         "AFFILIATE": As set forth in the Separation and Distribution Agreement.

         "AIRCRAFT TO GROUND SERVICE": Bi-directional, aircraft-to-ground telecommunications service, including voice and data or combinations thereof, that is provided by Licensee over a communication path that extends through the air from a transmitting-station to a passenger on an airborne aircraft, which transmitting-station transmits and receives subscriber-addressed, bi-directional communications to and from more than one addressed subscriber and wherein the communication path is switched from one transmitting-station to another such transmitting-station in response to movement of the aircraft.

         "ANCILLARY WIRELESS SERVICES": The following products or services:

         1. The marketing, provision and sale of customer care services in support of Licensee's provision of Mobile Wireless Services, Residential Fixed Wireless Services and Small Business Fixed Wireless Services to its customers;

         2. The marketing, provision and sale of activation services in support of Licensee's provision of Mobile Wireless Services to its customers;

         3. The marketing, provision, sale and distribution of prepaid wireless calling cards that can only be used to obtain Mobile Wireless Services, provided that, such cards clearly identify that they can only be used to obtain Mobile Wireless Services; and

         4. The marketing, provision, sale and distribution of SIM (Subscriber Identity Module) cards that can only be used to obtain Mobile Wireless Services.

         "APPROVAL": The granting by all appropriate Regulatory Authorities of all necessary licenses, permits, approvals, authorizations and clearances for this Agreement and the registration or recording of this Agreement as required by all Regulatory Authorities.

         "AT&T LICENSEES": Those Persons and business units that are part of Licensor as of the Distribution Date and any other Persons who are licensed under, or otherwise permitted to use, the Licensed Marks by Licensor during the term of this Agreement.

         "AUTHORIZED DEALERS": Any distributor or other agent of Licensee authorized by Licensee to market, advertise or otherwise offer, on behalf of Licensee, any Licensed Services under the Licensed Marks in the Licensed Territory.

         "BANKRUPTCY": With respect to a Person, means (i) the filing by such Person of a voluntary petition seeking liquidation, dissolution, reorganization, rearrangement or readjustment, in any form, of its debts under Title 11 of the United States Code (or corresponding provisions of future laws) or any other bankruptcy or insolvency law, or such Person's filing an answer consenting to, or acquiescing in any such petition; (ii) the making by such Person of any assignment for the benefit of its creditors, or the admission by such Person in writing of its inability to pay its debts as they mature; (iii) the expiration of 60 days after the filing of an involuntary petition under Title 11 of the United States Code (or corresponding provisions of future laws), an application for the appointment of a receiver for the assets of such Person, or an involuntary petition seeking liquidation, dissolution, reorganization, rearrangement or readjustment of its debts or similar relief under any bankruptcy or insolvency law, provided that, the same shall not have been vacated, set aside or stayed within such 60 day period; or (iv) the entry of an order for relief against such Person under Title 11 of the United States Bankruptcy Code.

         "BROADBAND": AT&T Broadband, LLC. and MediaOne Group, Inc., and their Affiliates.

         "BROADBAND EXCLUSIVE TERRITORIES": All of the following territories:

         1. Any territories in which Licensor or any of its Affiliates owns and operates cable facilities as of the Distribution Date, but only to the extent of the service franchise in such territories, provided however that, with respect to the service franchise in Dallas, Texas, the Broadband Exclusive Territories shall not include that portion of such service franchise that is, as of the date of the Separation and Distribution Agreement, serviced by Licensee through its Residential Fixed Wireless Services offer in Dallas, Texas;

         2. The territories covered by the DMAs for the following cities, provided however that, if any local service area for which Broadband has a franchise is located in part within the referenced DMA and in part outside of such DMA, then with respect to the Territory outside of the referenced DMA the "Broadband Exclusive Territory" shall be limited to the actual franchise area:

                  a.       San Francisco;

                  b.       Boston/Hartford;

                  c.       Seattle;

                  d.       Chicago;

                  e.       Portland;

                  f.       Atlanta;

                  g.       Pittsburgh;

                  h.       Sacramento/Fresno;

                  i.       Denver/Front Range;

                  j.       Salt Lake City;

                  k.       Jacksonville;

                  l.       South Florida;

                  m.       Minneapolis/St. Paul; and

                  n.       Spokane.

         3. Any territories in which Licensor or any of its Affiliates owns a substantial equity investment determined on a basis consistent with the determination of substantial investment for purposes of expansion of the Fixed Wireless

                  Footprint in a cable facility as of the Distribution Date, but only to the extent of the service franchise in such territories. If Licensor or its Affiliates should sell such an equity investment in a particular territory, such territory shall thereafter be deemed excluded from the term "Broadband Exclusive Territories" unless:

                  a. the territory is otherwise a "Broadband Exclusive Territory" under clauses 1 or 2 of this definition; or

                  b. In exchange for its sale of such equity investment, Licensor or any of its Affiliates receives cable subscribers in a portion of such territory. In such event, the service franchise area of such portion received by Licensor or its Affiliates shall remain a territory included in the term "Broadband Exclusive Territories".

         "CHANGE OF CONTROL": As set forth in the Separation and Distribution Agreement.

         "CO-MARKETING": The marketing, promotion, advertising, offering, or sale of one Person's goods or services with another Person's goods or services.

         "CORPORATE ACCOUNTS": Persons routinely served by an account executive.

         "DEDICATED WIRELESS DEVICES": Bi-directional cellular telecommunication devices that use Mobile Wireless Services as their sole mode of communication with other devices (other than a personal computer for purposes of synchronizing a calendar or address book) and users.

         "DEDICATED WIRELESS PORTALS": Portals that are used solely for, and accessed solely through, Mobile Wireless Services.

         "DISTRIBUTION DATE": As defined in the Separation and Distribution Agreement.

         "DMA": Designated marketing area, as determined by Nielson Media Research and published in its Nielson Station Index Directory and Nielson Station Index US Television Household Estimates.

         "ENFORCEMENT ACTION": As defined in Section 3.1c of this Agreement.

         "ENFORCEMENT BUDGET": As defined in Section 3.1c of this Agreement.

         "FCC": The Federal Communications Commission and any successor governmental authority.

         "FIXED WIRELESS FOOTPRINT": The following territories: In Texas:
Dallas/Ft.Worth, Houston, Beaumont, Bryan-College Station, and Victoria; In
California: San Diego, Los Angeles, Santa Barbara, and San Luis Obispo; and in Anchorage, Oklahoma City, Las Vegas, Tulsa, and Kansas City. If Licensee should make a substantial investment determined on a basis consistent with the determination of substantial investment for purposes of the definition of the Broadband Exclusive Territory to offer Small Business Fixed Wireless Services in a new territory, Licensee shall give Licensor notice thereof and such new territory shall be deemed included in the Fixed Wireless Footprint unless otherwise prohibited by this Agreement.

         "GUIDELINES": As defined in Section 7.2 of this Agreement.

         "HIGH SPEED INTERNET ACCESS SERVICES": The provision of Internet service at a digital signal rate of 386 kilobits per second or above, with a persistent return path.

         "IN BUILDING WIRELESS SERVICE": The provision of a service to a business customer operating its own private network to enable that business customer to provide telecommunications within a building, campus or park that is managed by that business customer (such management being of the building, campus or park in general and not limited to merely the management of only telecommunication services), using wireless technology, such as that currently used by Licensee under the "AT&T Wireless Office Service" Mark.

         "INDEMNIFIED PARTY": As defined in Section 11.2 of this Agreement.

         "INDEMNIFYING PARTY": As defined in Section 11.2 of this Agreement.

         "INSPECTION": As defined in Section 7.3 of this Agreement.

         "LICENSED MARKS": shall mean the Licensed Master Marks, Licensed Ancillary Marks and Licensee Specific Marks as set forth below:

         1.       Licensed Master Marks:

                  a.       AT&T;

                  b. AT&T's fanciful representation of a globe design (the "Globe Design");

                  c.       AT&T and Globe Design composite mark;

                  d.       AT&T's audible logo Mark;

                  e.       AT&T Trade Dress; and

                  f.       Domain names listed on Schedule 16.

         2.       Licensed Ancillary Marks:

                  The Marks listed in Schedule 11 of this Agreement.

         3.       Licensee Specific Marks:

                  The Marks listed in Schedule 12 of this Agreement.

         "LICENSED SERVICES": The following services:

                  1.       Mobile Wireless Services;

                  2.       Residential Fixed Wireless Services;

                  3.       Small Business Fixed Wireless Services;

                  4.       Additional Mobile Wireless Services;

                  5.       Aircraft to Ground Services;

                  6.       Ancillary Wireless Services;

                  7.       In Building Wireless Service.

         "LICENSED TERRITORY": Territory in which Licensee is authorized under this Agreement to use the Licensed Marks for Licensed Services.

         "LICENSEE": As defined in the Preamble to this Agreement.

         "LICENSEE BRAND MAINTENANCE FEE": As defined in Section 3.1 of this Agreement.

         "LICENSEE FEE-APPLICABLE GROSS REVENUE": That portion of Licensee's Gross Revenue that is derived from products and services in connection with which Licensee uses any of the Licensed Marks.

         "LICENSEE MARKS": The following Marks:

                  1.       The Marks listed in Schedule 13 of this Agreement.

                  2. All Marks which are adopted and used by Licensee after the Distribution Date.

         "LICENSEE'S GROSS REVENUE": All revenues received by Licensee from the sale, lease or rental of any and all telecommunications or internet related products or services, whether or not such products or services use the Licensed Marks, including revenues received from any co-branding activities and advertising revenues received by Licensee in connection with Licensee's provision of any and all telecommunications or internet related products or services.

         "LOCAL TELEPHONY SERVICES": The provision to Residential end users and Small Business Customers of Telephone Exchange Service, as that term is defined in the Telecommunications Act of 1934, as amended.

         "MARK": Any name, brand, mark, trademark, service mark, sound mark, trade dress, trade name, business name, slogan, domain name or other indicia of origin.

         "MARKETING MATERIALS": Any and all materials, whether written, oral, visual or in any other medium, used by Licensee or its Authorized Dealers or Sublicensees to market, advertise or otherwise offer any Licensed Services under the Licensed Marks.

         "MOBILE WIRELESS SERVICES": A non-private telecommunications service that provides wide-area communication of information, including voice, data, video or combinations thereof, over a bi-directional communication path that extends through the air from a base-station to a mobile-subscriber communication device, which base-station transmits and receives subscriber-addressed, communications to and from more than one addressed subscriber and wherein the communication path is switched from one such base-station to another such base-station in response to movement of the addressed subscriber's mobile communication device.

         "PERSON": Any individual, corporation, partnership, firm, joint venture, limited liability company, limited liability partnership, association, joint-stock company, trust, estate, incorporated or unincorporated organization, governmental or regulatory body, business unit, or other entity.

         "PORTALS": An Internet web site that serves as a gateway to the Internet and that includes one or more of the following features: a search engine; electronic mail; instant messaging; chat services; or web hosting.

         "PREVIOUSLY LICENSED TERRITORIES": When used in connection with a particular service or product that is expressly licensed pursuant to Article 2 of this Agreement, the term "Previously Licensed Territories" means the following territories and in accordance with the licensed granted therein:

                  a.       Canada;

                  b.       The Indian States of Maharashtra and Gujarat;

                  c.       Republic of China (Taiwan); and

                  d.       Mexico,

except that, if all licenses which Licensor has previously granted to any Person(s) with respect to that particular service or product have terminated or expired in any of the countries set forth in clauses (a) through (d) above, then the term "Previously Licensed Territories", when used in connection with that particular product or service, shall no longer include such country.

         "PROMOTIONAL PRODUCTS": Any goods which are used to advertise or promote any Licensed Services and which are provided free or at a nominal cost, such as t-shirts, golf balls; pens and the like, but not

                  1. Communication devices, such as telephones, pagers,
                     email devices, etc.;

                  2. Telephone answering devices;

                  3. Personal digital assistants;

                  4. Telephone accessories (e.g. handset cords; outlet jacks; cord detanglers; amplification headsets); or

                  5. Any other products that, in Licensor's opinion acting in good faith, are not fairly characterized as being used solely for advertisement or promotion.

         "QUALITY CONTROL REPRESENTATIVES": Representatives of Licensor appointed in accordance with Article 7 .

         "QUALITY STANDARDS": As defined in Section 7.2 of this Agreement.

         "REGULATORY AUTHORITY": Any regulatory, administrative or governmental entity, authority, agency, commission, tribunal or official, including without limitation, the FCC and the Export Licensing Office of the U.S. Department of Commerce.

         "RESELLERS": Any Person other than Licensee that sells, distributes or leases Licensed Services from Licensee.

         "RESIDENTIAL": Related to a house, building or other dwelling used primarily for the living quarters of an individual, family or groups of individuals, including those multiple dwelling units for which all of the end-user consumer residents of the multiple dwelling unit directly pay the telecommunications carrier to obtain their telecommunication services.

           "RESIDENTIAL FIXED WIRELESS SERVICES": A non-private telecommunications service that provides communication of information (including voice, data, video or combinations thereof) over a substantially-symmetric, bi-directional communication path that extends through the air from a base-station located on network premises to a communication device located on a Residential subscriber premises, which base-station transmits and receives Residential-subscriber addressed communications, including at least one dedicated substantially-symmetric, bi-directional voice-channel, to and from more than one addressed Residential-subscriber and wherein the communication path is not switched from one base-station located on network premises to another such base station in response to movement of the Residential-subscriber communication device; provided, however, that such services shall be considered Residential Fixed Wireless Services only if the end-user consumer resident directly pays Licensee for the provision of such services. For purposes of clarification of the term Residential Fixed Wireless Services, and without expanding that term, the term bi-directional voice-channel includes a frequency-duplex, multi-tone, time-division-multiple-access channel such as that utilized currently by Licensee in its fixed wireless service.

         "SEPARATION AND DISTRIBUTION AGREEMENT": That certain SEPARATION AND DISTRIBUTION AGREEMENT, dated as of the date of this Agreement, by and between Licensor and Licensee.

         "SERVICE BUNDLES": A single contract offered or supplied to a Person for multiple services or systems integration contracts.

         "SIGNIFICANT BREACH BY LICENSEE": As defined in Section 6.2 of this Agreement.

         "SMALL BUSINESS CUSTOMER": A commercial telecommunications customer having no more than ten (10) voice grade communications lines for its business location, provided that, a commercial telecommunications customer shall not be deemed a "Small Business Customer" if:

         1.       The commercial telecommunications customer has more than three
                  (3) business locations; or

         2. The commercial telecommunications customer has a central purchasing department responsible for purchasing services for multiple business locations.

         "SMALL BUSINESS FIXED WIRELESS SERVICES": A telecommunications service that provides communication of information (including voice, data, video or combinations thereof) to and from a Small Business Customer over a substantially-symmetric, bi-directional communication path that extends through the air from a base-station located on network premises to a communication device located on a Small Business Customer-subscriber premises, which base-station transmits and receives Small Business Customer-subscriber addressed communications, including at least one dedicated substantially-symmetric, bi-directional voice-channel, to and from more than one addressed Small Business Customer-subscriber and wherein the communication path is not switched from one base-station located on network premises to another such base station in response to movement of the Small Business Customer-subscriber communication device. For purposes of clarification of the term Small Business Fixed Wireless Services, and without expanding that term, the term bi-directional voice-channel includes a frequency-duplex, multi-tone, time-division-multiple-access channel such as that utilized currently by Licensee in its fixed wireless service.

         "SUBLICENSEE": As defined in Section 5.1 of this Agreement.

         "SUCCESSOR": With respect to any party, any successor, transferee or assignee, including without limitation, any receiver, debtor in possession, trustee, conservator or similar Person with respect to such party or such party's assets.

         "TELEMATICS SERVICE": A service that permits a subscriber to control the operation of a device by sending data using Licensed Services.

         "TELEMETRY SERVICE": A service that permits a subscriber to obtain information concerning the status of a device by receiving data using Licensed Services.

         "TERM": The Initial Term, the First Renewal Term and any other renewal terms (as such phrases are defined in Section 6.1 of this Agreement).

         "TOTAL REVENUE": All revenues received by Licensor and all of its licensees from (i) the sale, lease or rental of any and all telecommunications or Internet products or services, whether or not such products or services use the Licensed Marks and (ii) any Co-Branding activities.

         "TRADE DRESS": The general image or appearance of the marketing of services performed under the Licensed Marks, including without limitation, the colors, designs, sizing configurations, publication formats and the like as set forth in Schedule 4 attached hereto and as such trade dress may be modified or replaced pursuant to Section 10.2 of this Agreement, and such other trade dress as may be added thereto or substituted therefor in accordance with Section 10.2.

         "VALUE ADDED RESELLER": Any Person that combines Licensed Services with additional software, services or features and then sells, distributes or leases such combinations directly to end users.

         "WIRELESS RELATED DEVICES": Devices other than Dedicated Wireless Devices that are used for the provision of Licensed Services.

         "WIRELESS RELATED PORTALS": Portals other than Dedicated Wireless Portals that are used in connection with, and accessed through, Licensed Services.

2.       GRANT OF LICENSE

         Subject to the terms and conditions of this Agreement, Licensor makes the following grants:

         2.1 Mobile Wireless Services. Licensor hereby grants to Licensee a non-transferable limited right and license to use the Licensed Marks from and after the Distribution Date throughout the Term to provide Mobile Wireless Services. This license shall be a worldwide, exclusive license; provided, however, that it shall not cover the Previously Licensed Territories.

         2.2 Residential Fixed Wireless Services. Licensor hereby grants to Licensee a non-transferable, limited right and license to use the Licensed Marks from and after the Distribution Date throughout the Term to provide Local Telephony and High Speed Internet Access Services through Residential Fixed Wireless Services. This license shall be a worldwide, non-exclusive license, provided, however, that it shall not cover any of the Broadband Exclusive Territories.

             a. Within the then current Fixed Wireless Footprint, Licensor agrees not to grant a "Sham Trademark License" to a third party to use the Licensed Marks to provide Local Telephony and High Speed Internet Access Services through a service that directly competes with Residential Fixed Wireless Services. For purposes of the preceding sentence the term "Sham Trademark License" shall mean a trademark license that is entered into solely for licensing purposes, as contrasted with other business purposes, and shall exclude any trademark license entered into with any

                  i. third party (1) in which Licensor, or any present or future Affiliate of Licensor, owns an equity interest; or (2) for a service in connection with which Licensor, or any present of future Affiliate of Licensor, provides a core component (such as, for example, long distance) of such service; or (3) for a service for which Licensor, or any present of future Affiliate of Licensor, has a direct relationship with the end-user customer for at least part of the service; and

                  ii.      present or future Affiliate of Licensor.

         For avoidance of doubt, the parties intend that reference to a "present or future Affiliate of Licensor" may, after the Distribution Date, include Persons who are then no longer Affiliates of Licensor.

         2.3 Small Business Fixed Wireless Services.

             a.   Reservation of Right to Future License. For a period of two
                  (2) years following the Distribution Date, Licensee reserves the right to obtain the non-exclusive license set forth in Sections 2.3 (b) through (e) if it enters into a mutually agreed distribution agreement with Licensor's business markets division ("ABS") under which ABS is allowed to resell, as part of a bundle of services offered by ABS.

                  Licensee's fixed wireless services to its customers that are within any market footprint in which Licensee offers, and for so long as Licensee continues to offer, fixed wireless services. As part of the foregoing, the price offered by Licensee to ABS shall in no case be higher than the retail price which Licensee charges its own Small Business Fixed Wireless Services customers (or, if, and so long as, it has no such Customers, the price it intends to charge such customers), other than for price adjustments to account for any incremental costs Licensee reasonably incurs in providing the services to ABS in excess of the costs it typically incurs in providing Small Business Fixed Wireless Services to its own customers, less avoided costs Licensee saves in marketing, sales or other expenses. As Licensee's margins on fixed wireless improve, the agreement will offer Licensor a commercially reasonable wholesale discount. Licensor shall not unreasonably decline to enter into such an agreement on reasonable terms and conditions. If no agreement is reached within the above two (2) year period, Licensee shall not have any right to the non-exclusive license set forth in Sections
                  2.3 (b) through (e) and shall not use the Licensed Marks on Small Business Fixed Wireless Services.


             b. Provided Licensee enters into such an agreement as set forth in Section 2.3 (a), Licensor shall, subject to Sections 2.3
                  (c) and 2.3 (d) below, grant to Licensee a non-transferable, limited right and license to use the Licensed Marks from and after the Distribution

                  Date throughout the Term to provide Local Telephony and High Speed Internet Access Services through Small Business Fixed Wireless Services. This license shall be a non-exclusive license. This License shall not cover (i) any territory outside the Fixed Wireless Footprint or (ii) the Previously Licensed Territories.

             c. Licensee may not use the Licensed Marks to offer, solicit or provide Local Telephony or High Speed Internet Access Services through Small Business Fixed Wireless Services to any existing Small Business Customer of ABS.

             d. Any license granted with respect to Small Business Fixed Wireless Services shall not be effective until such time as Licensee meets Licensor's Quality Standards, as determined in Licensor's sole discretion consistent with its current practices, for Small Business Fixed Wireless Services. Thereafter, any license granted shall only remain in effect during the Term for so long as Licensee fully complies with such Quality Standards and the agreement described in Section
                  2.3 (a).

             e. Expansion Beyond 10 voice grade lines. If, after the first year that Licensee shall offer Small Business Fixed Wireless Service to a particular Small Business Customer, that Customer shall expand its business to include more than ten (10) voice grade communication lines, then that Small Business Customer shall, notwithstanding the definition of "Small Business Customer", remain a "Small Business

                  Customer" so long as it does not have more than twelve (12) voice grade communication lines.

         2.4 Promotional Products. Licensor hereby grants to Licensee a non-transferable limited right and license from and after the Distribution Date through the Term to:

             a. use Licensee Specific Marks on Promotional Products. This license shall be a worldwide, exclusive license, provided, however, that it shall be a non-exclusive license in the following countries:

                     Antigua and Barbuda, Argentina, Bahamas, Barbados, Bolivia, Brazil, Chile, Columbia, Dominica, Dominican Republic, Ecuador, Grenada, Guyana, Haiti, Jamaica, Panama, Paraguay, Peru, Saint Lucia, Saint Vincent, and the Grenadines, Suriname, St. Kitts and Nevis, Trinidad and Tobago and Uruguay.

                  Notwithstanding the preceding sentence, if all licenses which Licensor has previously granted to any other Person(s) with respect to Promotional Products as set forth in this Section 2.4a terminate or expire in any of the countries listed above for which Licensee is acquiring a non-exclusive license, then Licensee shall automatically receive an exclusive license for such Promotional Products of the nature set forth in the first sentence of this Section 2.4a in such country; and

          b. use Licensed Master Marks and Licensed Ancillary Marks for Promotional Products. This license shall be a worldwide, non-exclusive license, provided, however, that it shall not cover the Previously Licensed Territories.

      2.5 Wireless Related Devices and Dedicated Wireless Devices.

          a. Licensor hereby grants to Licensee a non-transferable, limited right and license to use the Licensed Marks from and after the Distribution Date throughout the Term for Wireless Related Devices. This license shall be a worldwide, non-exclusive license.

          b. Licensor hereby grants to Licensee a non-transferable, limited right and license to use the Licensed Marks from and after the Distribution Date throughout the Term for Dedicated Wireless Devices. This license shall be a worldwide, exclusive license.

      2.6 Ancillary Wireless Services. Licensor hereby grants to Licensee a non-transferable, limited right and license from and after the Distribution Date throughout the Term to use the Licensed Marks for Ancillary Wireless Services. This license shall be a worldwide, exclusive license, provided, however, that it shall not cover the Previously Licensed Territories.

      2.7 Wireless Related Portals and Dedicated Wireless Portals.

          a. Licensor hereby grants to Licensee a non-transferable, limited right and license from and after the Distribution Date throughout the Term to use Licensed Marks on Wireless Related Portals. This license shall be a worldwide, non-exclusive license, provided, however, that it shall not cover the Previously Licensed Territories.

          b. Licensor hereby grants to Licensee a non-transferable, limited right and license from and after the Distribution Date throughout the Term to use Licensed Marks on Dedicated Wireless Portals. This license shall be a worldwide, exclusive license, provided, however, that it shall not cover the Previously Licensed Territories.

      2.8 Content, Equipment and Software. Licensor hereby grants to Licensee a non-transferable, limited right and license from and after the Distribution Date throughout the Term to use the Licensed Marks on content, equipment and software used in connection with the provision of Licensed Services. This license shall be a worldwide non-exclusive license, provided, however, that it shall not cover the Previously Licensed Territories.

      2.9 Telematics Service and Telemetry Service. Licensor hereby grants to Licensee a non-transferable, limited right and license from and after the Distribution Date throughout the Term to use the Licensed Marks on Telematics Service and Telemetry Service. This license shall be a worldwide, non-exclusive license, provided, however, that it shall not cover the Previously Licensed Territories, or the Broadband Exclusive Territories.

      2.10 In Building Wireless Service. Licensor hereby grants to Licensee a non-transferable, limited right and license from and after the Distribution Date throughout the Term to use the Licensed Marks on In Building Wireless Service. This license shall be a worldwide, non-exclusive license, provided, however, that it shall not cover the Previously Licensed Territories.

      2.11 Additional Mobile Wireless Services. Licensor hereby grants to Licensee a non-transferable, limited right and license to use the Licensed Marks from and after the Distribution Date throughout the Term for Additional Mobile Wireless Services. This license shall be a worldwide, non-exclusive license, provided, however, that it shall not cover the Previously Licensed Territories.

      2.12 Aircraft to Ground Service. Licensor hereby grants to Licensee a non-transferable limited right and license to use the Licensed Marks from and after the Distribution Date throughout the Term to provide Aircraft to Ground Service. This license shall be a worldwide, exclusive license, provided, however, that it shall not cover the Previously Licensed Territories.

      2.13 Request for License. If Licensee wishes to use the Licensed Marks on any services other than Licensed Services or on any goods not expressly granted by this Agreement, it may request a grant of such license from Licensor. Any future service described by clause (ii) of the definition of "Additional Mobile Wireless Services" shall, unless otherwise agreed, become Additional Mobile Wireless Services when Licensor and Licensee agree to add that future service to this Agreement. Licensor shall not unreasonably deny a request by Licensee to add to this Agreement a future service that would be an Additional Mobile Wireless Service, provided that, the future service meets Quality Standards for that service as determined by Licensor, which standards are established by Licensor consistent with Licensor's prior practices for setting quality standards.

      If the future service that Licensee would like to add to this Agreement is of virtually the same character and nature as Mobile Wireless Services, In Building Wireless Service, Residential Fixed Wireless Services, or Small Business Fixed Wireless Services, Licensor shall not unreasonably deny the request and there shall be a presumption that the Quality Standards applicable to the relevant service (i.e., Mobile Wireless Services, In Building Wireless Service, Residential Fixed Wireless Services, or Small Business Fixed Wireless Services) shall apply to that future service at least when the service is first introduced.

      2.14 Dedicated Wireless Portals. Licensor and Licensee agree that any Portals identified in Schedule 21 shall be treated as if they are Dedicated Wireless Portals, that Schedule 21 is not intended to represent a complete list of current or future Dedicated Wireless Portals, and that the inclusion or exclusion of any specific Portal in or from Schedule 21 shall not prejudice any future determination of whether any Portal not listed in Schedule 21 is or is not a Dedicated Wireless Portal. Licensee represents to Licensor that the Portal listed in Schedule 21 is only used through Mobile Wireless Services. If Licensee should desire to add a new Portal to that list, which new Portal does not satisfy the definition of Dedicated Wireless Portals, it shall make its request by written notice to Licensor. Unless granted by Licensor in writing within sixty (60) days after its receipt of the request, the request shall be deemed denied. However, if such new Portal is of virtually the same character and nature as a Portal already included on the list and the Portal is used solely through Mobile Wireless Services, then the request cannot be denied unless Licensor provides to Licensee a detailed reason for denying the request and Licensee is afforded the opportunity to appeal the denial to the Chief

Executive Officer of Licensor whose determination shall be final and binding on the parties.

      2.15 Wireless Related Devices (a) and Dedicated Wireless Devices (b).

           a. Wireless Related Devices. With respect to any end user device that is not a Dedicated Wireless Devices as the term is defined in Section 1 of this Agreement (without taking into account Section 2.15b), but can be used by a subscriber to obtain Mobile Wireless Services and any other services, Licensor covenants that, if it brands such devices with the Licensed Master Marks, it will do so in a way that the brand does not appear on the device when the device is used by the subscriber for Mobile Wireless Services.

           b. Dedicated Wireless Devices. Licensor and Licensee agree that the specific devices identified by model number in
                 Schedule 18 shall be treated as if they are Dedicated Wireless Devices, that Schedule 18 is not intended to represent a complete list of current or future Dedicated Wireless Devices, and that the inclusion or exclusion of any specific device or type of device in or from Schedule 18 shall not prejudice any future determination of whether any device not listed in Schedule 18 is or is not a Dedicated Wireless Device.

      2.16 Reservation of Rights. Except as expressly licensed in this Article 2, Licensee shall have no rights or license to the use any of the Licensed Marks in connection with any products or services. To the extent Licensee has been granted "exclusive" rights pursuant to the provisions of this Article 2 such "exclusive" rights solely relate to the use of the Licensed Marks in connection with the provision of the specified Licensed Service or product in the specified Licensed Territory during the Term. Except to the extent Licensee has been granted "exclusive" rights pursuant to the provisions of this Article 2, Licensor retains the sole and exclusive right to use and license others to use any Marks for any purpose whatsoever. Licensee covenants and agrees that it will not use any of the Licensed Marks in connection with any products or services that are not expressly licensed pursuant to the provisions of this Article 2 and any such unlicensed use by Licensee of the Licensed Mark shall be deemed a "Significant Breach by Licensee" under Section 6.2 of this Agreement.

3.    PAYMENTS

      3.1 Brand Maintenance Fee.

          a. For so long as Licensee uses the Licensed Marks, it shall pay Licensor an annual brand maintenance fee for the administration, protection and promotion of the Licensed Marks (the "Licensee Brand Maintenance Fee"). The Licensee Brand Maintenance Fee will be separately held and used only for the activities set forth in this Section 3.1a. The Licensee Brand Maintenance Fee is set forth in Schedule 17.

          b. Licensee Brand Maintenance Fees shall be paid on a quarterly basis. Such fees will be due within ten (10) days after the end of each calendar quarter and will be based upon Licensee's Fee-Applicable Gross Revenue for the immediately preceding year. The actual Licensee Brand Maintenance Fee for each license year will be calculated within 120 days after the end of such year and a payment equal to the difference between the actual Licensee Brand Maintenance Fee and the amount paid during such year, will be made by Licensee to Licensor or Licensor to Licensee, as the case may be, within three business days after such calculation is completed. Notwithstanding the foregoing, with respect to 2001, Licensee shall pay to Licensor the Licensee Brand Maintenance Fee as calculated in paragraph 1 of Schedule 17 using the 2001 projections of Licensee's Fee-Applicable Gross Revenue and projections of Total Revenue, such amount to be paid on a pro rata basis within ten days after the end of each calendar quarter as an estimate of the Licensee Brand Maintenance Fee for such year. The actual Licensee Brand Maintenance Fee for 2001 will be calculated within 120 days after the end of such year, and a payment equal to the difference between the actual Licensee Brand Maintenance Fee (as calculated in accordance with paragraph 1 of Schedule 17) and the amount paid during such year will be made by Licensee to Licensor or Licensor to Licensee, as the case may be, within three business days of such calculation.

         c. With respect to actions or proceedings undertaken to enforce rights in the Licensed Marks, including infringement actions, opposition and cancellation proceedings, and Internet domain name proceedings (each an "Enforcement Action"), Licensee shall be responsible for fees and expenses, including attorneys fees

                  (collectively, "Enforcement Costs"), incurred in connection with Enforcement Actions as follows:

                  i. If Licensee is the only AT&T Licensee requesting that a particular Enforcement Action be undertaken, then Licensee shall be solely responsible for all Enforcement Costs for that Enforcement Action without contribution from any other AT&T Licensees or the Enforcement Budget;

                  ii. If another AT&T Licensee (other than Licensee) is the only AT&T Licensee using the Licensed Mark that forms the subject matter of a particular Enforcement Action or another AT&T Licensee (other than Licensee) is the only AT&T Licensee requesting that a particular Enforcement Action be undertaken, then that AT&T Licensee shall be solely responsible for all Enforcement Costs for that Enforcement Action without contribution from Licensee, other AT&T Licensees or the Enforcement Budget;

                  iii. For all Enforcement Actions other than those described in clause (i) and (ii) above, their Enforcement Costs would be funded through the Enforcement Budget and if such Enforcement Costs exceed the Enforcement Budget in the relevant year, then Licensee shall be responsible for its pro rata share of such excess Enforcement Costs based on its Licensee Fee-Applicable Gross Revenue and the Licensee

               Fee-Applicable Gross Revenue of all other AT&T Licensees and business units of AT&T.

               All amounts payable by Licensee under this subsection shall be paid to Licensor promptly after request is made therefor. If, in an Enforcement Action, a counterclaim is asserted for which Licensor indemnifies Licensee under Section 11.1a., Licensee shall not be responsible for any fees and expenses, including attorneys fees, incurred in connection with defending against that counterclaim, but shall remain responsible, as provided above, for the Enforcement Costs. The Licensee Brand Maintenance Fee and brand maintenance fees collected from other AT&T Licensees and business units of AT&T shall include an amount budgeted each year for Enforcement Costs that is reasonable in light of Licensor's historical costs and its future projections (the "Enforcement Budget").

      3.2 Referral Revenues. Except to the extent authorized by the Agency Agreement between the parties, Licensor shall have no rights to retain any fees paid to Licensor for Licensor's referrals to Licensee which result from Licensor's advertising click-throughs to Licensee. Except as provided in the Agency Agreement between the parties, such fees, if any, shall be either remitted to Licensee or credited toward the Licensee Brand Maintenance Fee.

      3.3 Fees During 2001. Notwithstanding the foregoing, the Licensee Brand Maintenance Fee shall not begin to accrue until the Distribution Date. Prior to the

Distribution Date, Licensee shall be obligated to continue to honor its allocated corporate commitment for brand maintenance. If the Distribution Date occurs in the calendar year 2001, the fee due Licensor under his Agreement for each calendar quarter during the remainder of the 2001 calendar year shall be the Licensee Brand Maintenance Fee, unless that fee exceeds what License would have paid for its allocated corporate commitment, in which case Licensee shall, for that calendar quarter, receive a credit equal to the difference between the Licensee Brand Maintenance Fee and its 2001 allocated corporate commitment.

4.    RESTRICTIONS ON USE OF LICENSED MARKS

      4.1 Resellers. Licensee may permit Resellers and Value Added Resellers to use the Licensed Marks solely in connection with Licensed Services obtained from Licensee; provided, however, that any such use shall be in accordance with the Brand Association Guidelines set forth in Schedule 4 and such use shall only be in same fields as Licensee. For avoidance of doubt, no Reseller or Value Added Reseller may use any Licensed Marks in any manner that would violate this Agreement if performed by Licensee.

      4.2 Use of Licensed Marks with Licensee Marks. Licensee may only use Licensee Marks together with Licensed Marks to the extent such use complies with the terms of this Agreement, including without limitation, the Quality Standards set forth in Article 7.

      4.3 Bundling.

          a. Licensee may use Licensed Marks in connection with Service Bundles on a non-exclusive basis if:

               i. The Service Bundle is predominantly built around a Licensed Service; and

               ii. Licensor or the AT&T Licensee, if any, that has rights to use the Licensed Marks on any element included in the Service Bundle is first given the right to offer to Licensee such element as part of the Service Bundle and, if the parties cannot agree on terms, then Licensee may arrange for any other Person to provide such element.

          b. If a Person other than Licensor or an AT&T Licensee offers an element as part of a Service Bundle, provided that Licensee shall have complied with subsection a.ii above, then

               i. if the Service Bundle is offered to Corporate Accounts then Licensee must identify the source of origin of such element to the Account Executive; and

               ii. if the Service Bundle is offered to consumer end-users or business end-users other than Corporate Accounts, then, Licensee shall prominently indicate in any mass advertising that such element is not provided by Licensor or an AT&T Licensee, shall not identify the source of origin of such element in mass advertising, but shall identify the source of origin of such element at the point of sale.

         c. If such element is not a service offered by Licensor or an AT&T Licensee then Licensee can identify the source of origin of such element to the party to whom the Service Bundle is being offered.

         d. Licensee shall comply with Licensor's Co-Branding Guidelines, as in effect from time to time and as currently set for in Schedule 4.

     4.4 Co-Marketing.

         a. Licensee may not use the Licensed Marks in Co-Marketing with Persons that compete with Licensor or other licensees of Licensor in their respective Fields of Use.

         b. Licensee shall comply with Licensor's Co-Marketing Guidelines, as in effect from time to time and as currently set forth in
              Schedule 4.

     4.5 General Purpose Credit Cards.

         a. Licensee may not permit Licensed Marks to be used on or in connection with any consumer general credit card, subject to provisions of the Exclusivity Guidelines in the Joint Marketing and Co-Branding Agreement between Licensor and Citicorp dated April 2, 1998.

     4.6 Dealers. Licensee may grant Authorized Dealers limited permission to use the Licensed Marks in connection with the provision of Licensed Services permitted to be provided by such Authorized Dealers hereunder, subject to Licensor's Usage Guidelines set forth in Schedule 4 of this Agreement.

5.    REQUESTS TO LICENSE THE BRAND.

      5.1 Request to Licensor to Grant Brand License. Licensee may, from time to time during the Term, request that Licensor grant a license to a third party, or allow Licensee to grant a sublicense to a third party (a "Sublicensee") to use the Licensed Marks for Licensed Services. Any such request shall be made in writing to Licensor's Chief Intellectual Property Counsel, shall specify the identity of the party, the terms that Licensee requests would apply to such license or sublicense and the strategic reason for such license or sublicense.

      5.2 Approval Process. Any request made under this Section 5 will be subject to Licensor's approval, which shall not be unreasonably denied, and each request shall be responded to within fifteen (15) days of the date of such request. If the request is denied, Licensor shall set forth the reasons for denial. Licensee may appeal any such denial to the Chief Executive Officer of Licensor whose determination shall be final and binding on the parties.

      5.3 Royalties. Licensor may charge a commercially reasonable royalty for any such license or sublicense. However, Licensor shall consult with Licensee to determine the most appropriate way to obtain value for the license or sublicense, considering all circumstances of the proposed arrangement.

      5.4 Network Membership License Agreements. Licensor shall, for the Term, continue to abide by the terms and conditions of the current Network Membership

License Agreements identified on Schedule 14 of this Agreement (the "Network Membership License Agreements"). If, during the Term of this Agreement, Licensee shall desire that Licensor extend to a third party, which third party has the same type of affiliations with Licensee as do the Persons who are parties to the Network Membership License Agreements, the same rights as provided by the Network Membership License Agreements, then Licensee shall, by written notice, request Licensor to grant such rights, which request shall not be denied.

     5.5 No Other Rights. Except as otherwise provided in this Section 5, Licensee shall have no right to sublicense the Licensed Marks.

6.   TERM AND TERMINATION

     6.1 Term.

          a. Subject to the provisions for early termination of this Agreement as set forth herein, the initial term of this Agreement shall be five (5) years commencing on the Distribution Date (the "Initial Term"). Thereafter, provided that none of Licensee, its Authorized Dealers or Sublicensees, has failed to comply with any Quality Standards in any material respect, and none of Licensee, its Authorized Dealers or Sublicensees is otherwise in default under any provision of this Agreement, this Agreement shall automatically be renewed for an additional term of five (5) years (the "First Renewal Term"), unless Licensee provides Licensor with notice of non-renewal prior to ninety days before the end of the Initial Term.

          b. At any time during the Term, Licensee may provide Licensor with notice of termination and this Agreement shall terminate effective twelve (12) months after Licensor's receipt of such notice of termination, such twelve month period being Licensee's transition period under Section 6.4a.

          c. This Agreement may be renewed beyond the First Renewal Term upon the mutual consent of the parties.

      6.2 Termination. Licensor shall have the right, subject to Section 6.3 below, to terminate this Agreement without prejudice to any rights which it may have, whether pursuant to this Agreement, or in law or equity or otherwise, upon the occurrence of a Significant Breach by Licensee. A "Significant Breach by Licensee" shall mean, after exhaustion of any applicable cure periods set forth in this Agreement, any one or more of the following events:

          a. Any of Licensee, an Authorized Dealer or Sublicensee uses any Mark (including the Licensed Marks) contrary to the provisions of this Agreement, which use continues for more than thirty (30) days after notice thereof has been given to Licensee, except as may otherwise be provided in Section 8.1; or

          b. Licensee fails to give access to the facilities and/or performance data and representative samples of Marketing Materials to Licensor's Quality Control Representative for the purposes permitted hereunder pursuant to the provisions of
               Section 7.3 hereof; or

          c. Licensee fails to maintain the Quality Standards and other confidential and proprietary information furnished under this Agreement in confidence as required by Section 19, or fails to restrict the transmission of information, products and commodities as required by Section 19; or

          d. Licensee fails to comply with any laws, regulations or industry standards, or any governmental agency, Regulatory Authority or other body, office or official vested with appropriate authority finds that the services or products being offered under the Licensed Marks are being provided in contravention of applicable laws, regulations or standards; or

          e. Licensee fails to pay the Licensee Brand Maintenance Fee pursuant to Section 3.1 on the date due; or

          f. Licensee fails to deliver to Licensor or to maintain in full force and effect the insurance referred to in Section 11.3 hereof; or

          g. Licensee shall be unable to pay its debts when due, or shall file for Bankruptcy; or

          h. A Change of Control shall have occurred with respect to Licensee. In the event that a Change of Control occurs with respect to Licensee, Licensee shall give Licensor prompt notice of such Change of Control; or

          i. Any material breach of this Agreement by Licensee which breach continues for more than thirty (30) days after notice thereof has been given to Licensee, except as may otherwise be provided in
              Section 8.1; or

         j. Less than fifty percent (50%) of Licensee's Gross Revenues during any year are derived from goods or services bearing the Licensed Marks; or

         k. One or more of the agreements between Licensee and Licensor that are identified in Schedule 20 are terminated as a result of Licensee's breach thereof; or, as part of any settlement of such a breach Licensor and Licensee agree that this Agreement shall be terminated.

     6.3 Notice of Termination. In the event any "Significant Breach by Licensee" occurs, Licensor may give notice of termination in writing to Licensee, whereupon this Agreement shall immediately terminate, and all payments then due from Licensee hereunder shall then be promptly paid and no portion of any prior payments shall be repayable to Licensee. If a Change of Control shall have occurred with respect to Licensor, Licensee may give notice of termination in writing to Licensor, whereupon this Agreement shall immediately terminate, and all payments then due from Licensee hereunder shall then be promptly paid and no portion of any prior payments shall be repayable to Licensee.

     6.4 Effect of Termination. In the event this Agreement is terminated pursuant to this Article other than as provided in Section 6.1b (Section 6.4a below applies to Licensee's notice of voluntary termination under Section 6.1b), or the Agreement expires and is not renewed, Licensee shall immediately cease use of the Licensed

          Marks upon the effective date of such termination or expiration, except that Licensee shall have only a non-exclusive right to continue to use the Licensed Marks for the Use Period (including without limitation, Licensee's then existing inventory of Marketing Materials bearing the Licensed Marks) to the extent such use is otherwise in accordance with the provisions of this Agreement, as such provisions and the Use Period may be modified by a brand transition plan mutually agreed upon by Licensor and Licensee acting in good faith. During the Use Period, Licensor may license the Licensed Marks to any third party to offer products or services exclusively licensed to Licensee hereunder, provided that, such license shall only become effective six
          (6) months after expiration or termination of this Agreement or such other period as may be provided by a mutually agreed brand transition plan. The parties shall act in good faith to negotiate and enter into the brand transition plan as soon as reasonably practical after termination or expiration of this Agreement. In the circumstance where the Agreement expires after its Term (i.e., is not terminated), the Use Period under the first and second sentence of this Section 6.4 is one year after the expiration. In the circumstance where the Agreement is terminated, the Use Period under the first and second sentence of this Section 6.4 is six months following termination.

          a. In the event Licensee provides written notice of termination under Section 6.1b of this Agreement, Licensee and Licensor, as soon as reasonably practicable after Licensor's receipt of such notice, shall negotiate a reasonable brand transition plan that will concern Licensee's continued use of the Licensed Marks during the 12 month period immediately following Licensor's receipt of the notice of termination. During this 12 month period following Licensor's receipt of the notice of termination, which is the "transition period" for purposes of this Section 6.4a, Licensee may continue to use the Licensed Marks for Licensed Services in accordance with the provisions of this Agreement and, as may be modified by the mutually agreed, brand transition plan, except that, after 6 months following Licensor's receipt of the notice of termination, Licensee's exclusive rights under this Agreement shall terminate and thereafter for the remaining term of the transition period (i.e., the last 6 months of the 12 month period following Licensor's receipt of the notice of termination) Licensee shall have only a non-exclusive right to continue to use the Licensed Marks (including without limitation, Licensee's then existing inventory of Marketing Materials bearing the Licensed Marks) to the extent such use is otherwise in accordance with the provisions of this Agreement and, as may be modified by the mutually agreed brand transition plan. During the entire transition period, Licensor may license the Licensed Marks to any third party to offer products or services exclusively licensed to Licensee hereunder, provided that, such license shall only become effective upon the expiration of such transition period. Upon expiration of the transition period (i.e., 12 months after Licensor's receipt of notice of termination under Section 6.1b), Licensee's rights under this Agreement shall terminate (and Section 6.4 above shall not be applicable to, in any way, extend Licensee's rights to use the Licensed Marks) and Licensee shall cease all use of the Licensed Marks.

     6.5 Other Rights Unaffected. It is understood and agreed that termination of this Agreement by Licensor on any ground shall be without prejudice to any other remedies at law or equity or otherwise which Licensor may have.

7.   QUALITY CONTROL

     7.1 General. Licensee acknowledges that the services and activities covered by this Agreement must be of sufficiently high quality as to provide maximum enhancement to and protection of the Licensed Marks and the goodwill they symbolize. Licensee further acknowledges that the maintenance of high quality services is of the essence in this Agreement, as is the use of the Licensed Marks in connection therewith. In order to preserve the inherent value of the Licensed Marks, Licensee agrees to use its best efforts to ensure that the services and activities to be marketed, promoted, offered and provided by Licensee under the Licensed Marks pursuant to this Agreement shall be of a quality and nature comparable to the products, services and activities provided by Licensor. Licensee further agrees that it will utilize only Marketing Materials which enhance and do not disparage or place in disrepute Licensor, its businesses or its business reputation, and enhance and do not adversely affect or detract from Licensor's goodwill and will use the Licensed Marks in ways which will so enhance Licensor's business reputation and goodwill.

     7.2 Quality Standards. Licensee agrees to comply and maintain compliance with the Quality Standards, specifications and rights of approval of Licensor with respect to any and all usage of the Licensed Marks on or in relation to the services and products licensed hereunder throughout the Term. To that end, Licensee shall use commercially reasonable efforts to comply with the following standards, specifications and rights of approval (the "Guidelines"):

          a.  Direct Measures of Quality (DMOQs), as set forth in Schedule 1.

          b.  Guidelines For Development of Privacy Policy, as set forth in
              Schedule 2

          c.  Brand Association Guidelines, as set forth in Schedule 3.

          d. AT&T Business Unit/Licensee Signature, AT&T Corporate Signature and Co-Branding Marks and Standards, as set forth in Schedule 4.

          e. Marketing, Advertising and Corporate Communications Identity Systems, as set forth in Schedule 5.

          f. Schedule 6, Retail Packaging Trade Dress and Store Environments, as set forth in Schedule 6.

          g.  Web Site Identity Guidelines, as set forth in Schedule 7.

          h.  Customer Experience Guidelines, as set forth in Schedule 8.

          i. AT&T Naming Policy For Products, Services, Offers, URLs and Sub Domain Names, as set forth in Schedule 9.

It is further understood that in addition to the above Guidelines, the quality control standards being adhered to in connection with this Agreement include compliance with all federal, state, and local laws and regulations, and together with the Guidelines, shall be considered the "Quality Standards." Licensee acknowledges that the Quality

Standards may be modified from time to time as may be necessary to continue to protect and preserve the image, reputation and goodwill attached to the Licensed Marks.

     7.3 Quality Service Reviews; Right of Inspection.

         a. In order to verify Licensee's compliance with the Quality Standards, Licensor shall have the right to designate from time to time, one or more Quality Control Representatives, who shall have the right at any time, upon fifteen (15) days' notice to Licensee, to conduct during regular business hours an inspection, test, survey and review of Licensee's facilities and the facilities of Licensee's Authorized Dealers and Sublicensees, if any, and otherwise to determine compliance with the Quality Standards (each, an "Inspection"); provided that Licensor shall use all commercially reasonable efforts to ensure that such Inspections shall not unreasonably interfere with Licensee's conduct of its business; and provided further that Licensor shall not be permitted to conduct more than two (2) Inspections during each 12-month period during the Term unless Licensor reasonably believes that Licensee is not in compliance with the Quality Standards, in which case Licensor shall be permitted to conduct Inspections from time to time until Licensee has been determined to be in compliance.

         b. In connection with such Inspection, Licensee agrees to collect, maintain and furnish to the Quality Control Representatives: (i) all performance data relating to the services and products licensed hereunder reasonably requested by the Quality Control Representatives and representative samples of Marketing Materials that are marketed or provided under the Licensed Marks for Inspections to assure conformance of the services and products licensed hereunder and the Marketing Materials with the Quality Standards; and (ii) all performance data in its control reasonably requested by the Quality Control Representatives relating to the conformance of services and products licensed hereunder with the Quality Standards. All performance data relating to technical performance Direct Measures of Quality shall be compiled on a monthly basis and all performance data relating to other Quality Standards shall be compiled and delivered to Licensor on a quarterly basis. Any such data provided to Licensor shall be treated confidentially in accordance with Section 19.

          c. Licensor may independently conduct continuous customer satisfaction and other surveys to determine if Licensee is meeting the Quality Standards. Licensee shall cooperate with Licensor fully in the distribution and conduct of such surveys, and otherwise as may be reasonably necessary to verify Licensee's compliance with the Quality Standards, so long as such cooperation shall not unreasonably interfere with the conduct of Licensee's business. If Licensee learns that it is not complying with the Quality Standards in any material respect, it shall notify Licensor, and the provisions of Article 8 shall apply to such non-compliance.

     7.4 Authorized Dealers. Licensee shall provide to Licensor within 10 days after the expiration of each calendar quarter during the term of this Agreement a list of all Authorized Dealers and Sublicensees. Licensor shall have the right, exercisable in its reasonable discretion, to give Licensee notice requiring Licensee to terminate any Authorized Dealer or Sublicensee that Licensor reasonably believes is not in compliance with the Quality Standards (after notice of such non-compliance and a reasonable opportunity to cure has been granted to such Authorized Dealer or Sublicensee) effective no later than 30 days from the date such notice is given by Licensor to Licensee. All Authorized Dealers and Sublicensees shall be bound by the Quality Standards and by Licensee's obligations under this Agreement. A breach by any such Authorized Dealer or Sublicensee of this Agreement shall be deemed a breach of this Agreement by Licensee; provided that Licensee's termination of such breaching Authorized Dealer or Sublicensee shall be deemed to cure any such breach.

8.   REMEDIES FOR NON-COMPLIANCE WITH QUALITY STANDARDS

     8.1 Non-compliance with Quality Standards and Cure.

         a. If Licensor becomes aware that Licensee or its Authorized Dealers, or Sublicensees, are not complying with any Quality Standards in any material respect, Licensor shall notify Licensee in writing of such non-compliance, setting forth, in reasonable detail, a description of the non-compliance and, to the extent such information is available, any suggestions for curing such non-compliance. Licensee shall cure such non-compliance as soon as is practicable but in any event within thirty (30) days thereafter or, if such breach is not capable of being cured on commercially reasonable terms within such thirty (30) day period and does not create a material threat of personal injury or injury to property of any third party, within one-hundred eighty (180) days after receipt of notice, provided that Licensee has commenced commercially reasonable efforts to cure such material breach as soon as reasonably practicable. In the event that the non-compliance with the Quality Standards is being caused by an Authorized Dealer or Sublicensee, Licensee's termination of such Authorized Dealer or Sublicensee shall be deemed to cure such non-compliance.

         b. If such non-compliance with the Quality Standards continues beyond the applicable cure periods described above, Licensee shall: (i) immediately cease any services and products licensed hereunder using the Licensed Marks in the geographic areas in which it is in non-compliance until it is in compliance with the Quality Standards, subject to the provisions below; and (ii) at Licensor's election, be deemed to be in breach of this Agreement.

         c. The waiver by Licensor of a single event of non-compliance or a succession of events shall not deprive Licensor of any rights under this Agreement arising by reason of any subsequent event of non-compliance.

     8.2 Potential Injury to Persons or Property. Notwithstanding the provisions of Section 8.1, in the event that Licensor reasonably determines that any non-compliance creates a material threat of personal injury or injury to property of any third party, upon notice thereof by Licensor to Licensee, Licensee shall cure such non-compliance as soon as practicable but in any event within thirty (30) days after receiving such notice. If the non-compliance continues beyond such cure period, Licensee shall either cease any services and products licensed hereunder using the Licensed Marks in the DMA in which it is not in compliance until it is in compliance with the Quality Standards, subject to the provisions of Section 8.3 below, or be deemed to be in breach of this Agreement.

     8.3 Licensor's Rights to License Others. In addition to the rights granted to Licensor pursuant to Article 6, "Term and Termination," in the event that Licensee is required to cease offering or providing any services and products licensed hereunder using Licensed Marks in a DMA by reason of its failure to comply with the Quality Standards and to cure such failure within the applicable cure periods, Licensor may immediately terminate Licensee's rights under this Agreement with respect to such geographic areas, and may license other Persons to use the Licensed Marks on services and products licensed hereunder in that geographic area.

9.   PROTECTION OF LICENSED MARKS

     9.1 Ownership and Rights to the Licensed Marks.

         a. Licensee acknowledges the great value of the goodwill associated with the Licensed Marks, and acknowledges that the Licensed Marks and all the rights therein, and goodwill attached thereto, belong exclusively to Licensor.

         b. Licensee will not, at any time, disparage, dilute or adversely affect the validity of the Licensed Marks or take any action, or otherwise suffer to be done any act or thing which may at any time, in any way materially adversely affect any rights of Licensor in and to the Licensed Marks, or any registrations thereof or which, directly or indirectly, may materially reduce the value of the Licensed Marks or detract from their reputation.

         c. Licensee agrees that any and all goodwill and other rights that may be acquired by the use of the Licensed Marks by Licensee shall inure to the sole benefit of Licensor. Nothing contained in this Agreement shall be construed as an assignment or grant to Licensee of any right, title or interest in or to the Licensed Marks, or any of Licensor's other trademarks, it being understood that all rights relating thereto are reserved by Licensor, except for the license hereunder to Licensee of the right to use and utilize the Licensed Marks only as specifically and expressly provided herein. Licensee further acknowledges that it will not obtain any ownership interest in the Licensed Marks or any other right or entitlement to continued use of them, regardless of how long this Agreement remains in effect and regardless of any reason or lack of reason for the termination thereof by Licensor; provided that by making this acknowledgment Licensee is not waiving, and does not intend to waive, any contractual rights hereunder or its remedies upon a breach hereof by Licensor.

         d. Licensee shall not, during the Term or thereafter, (i) attack Licensor's title or right in and to the Licensed Marks in any jurisdiction or attack the validity of this license or the Licensed Marks or (ii) contest the fact that Licensee's rights under this Agreement, subject to the provisions of Section 6.4 hereof, cease upon termination or expiration of this Agreement. The provisions of this Section 9.1 shall survive the termination of this Agreement.

         e. Licensee will not grant or attempt to grant a security interest in the Licensed Marks or this Agreement, or to record any security interest in the United States Patent and Trademark Office or elsewhere, against any trademark application or registration belonging to Licensor.

         f. Licensee shall cooperate fully and in good faith with Licensor for the purpose of securing, preserving and protecting Licensor's rights in and to the Trademark and the Other Marks. At the request of Licensor, Licensee shall execute and deliver to Licensor any and all documents and do all other reasonable acts and things which Licensor deems necessary or appropriate to make fully effective or to implement the provisions of this Agreement relating to the ownership, registration, maintenance or renewal of the Licensed Marks. For purposes of this Agreement, Licensee shall be considered a "related company" under the U.S. Trademark Act, 15 U.S.C.Section 1051 et seq.

     9.2 Similar Marks. Licensee agrees not to register in any country any Mark resembling or confusingly similar to the Licensed Marks or any other Marks of Licensor or any AT&T Licensee, or which dilutes the Licensed Marks or any other Marks of Licensor or any AT&T Licensee, and not to use the Licensed Marks or any other Marks of Licensor or any AT&T Licensee, or any part of any such Marks, as part of its corporate name (unless otherwise agreed by Licensor), nor use (except in accordance with Article 10) any Mark confusingly similar, deceptive or (except in accordance with Article 10) misleading with respect to the Licensed Marks or any other Marks of Licensor or any AT&T Licensee, or which dilutes the Licensed Marks or any other Marks of Licensor or any AT&T Licensee. Licensee further agrees that it will not use the name or part of the name of any AT&T Licensee including Broadband; provided however, Licensee may use the name of any Licensee including the term "broadband" as a generic term, so long as it is not used as part of any name or Mark. If any application for registration is, or has been filed in any country by Licensee which relates to any Mark which, in the sole opinion of Licensor, is confusingly similar, deceptive or misleading with respect to the Licensed Marks or any other Marks of Licensor or any AT&T Licensee, or which dilutes the Licensed Marks or any other Marks of Licensor or any AT&T Licensee, Licensee shall, at Licensor's sole discretion, immediately abandon any such application or registration or assign it (free and clear of any liens and encumbrances, and for consideration of $1.00) to Licensor. If Licensee uses any Mark which, in the sole opinion of Licensor, is confusingly similar, deceptive or misleading with respect to the Licensed Marks or any other Marks of Licensor or any AT&T Licensee, or which dilutes the Licensed Marks or any other Marks of Licensor or any AT&T Licensee, or if Licensee uses the Licensed Marks or any other Marks of Licensor or any AT&T Licensee in connection with any product, or any service not specifically authorized hereunder, Licensee shall, immediately upon receiving a written request from Licensor, permanently cease such use. Notwithstanding anything to the contrary contained in this Section 9.2, Licensee shall have the right to use and register the Licensee Marks that are used together with the Licensed Marks in accordance with the terms of this Agreement, and the Licensee Marks shall not be deemed by Licensor to resemble or to be confusingly similar to the Licensed Marks.

     9.3 Infringement. In the event that either party learns of any infringement or threatened infringement of the Licensed Marks, or any unfair competition, passing-off or dilution with respect to the Licensed Marks (each such event, an "Infringement"), such party shall promptly notify the other party or its authorized representative giving particulars thereof, and Licensee shall provide necessary information and reasonable assistance to Licensor or its authorized representatives in the event that Licensor decides that proceedings should be commenced. For purposes of this Agreement, Licensee shall be deemed to have "learned" of an Infringement when either (i) the general manager of one of Licensee's operating subsidiaries or divisions or (ii) an executive officer of Licensee obtains actual knowledge of the Infringement. Licensor shall have exclusive control of any litigation, opposition, cancellation or other legal proceedings relating to an alleged Infringement. Subject to the provisions of Section 9.4, the decision whether to bring, maintain or settle any such proceedings shall be at the exclusive option and expense of Licensor, and all recoveries shall belong exclusively to Licensor. Licensee will not initiate any such litigation, opposition, cancellation or related legal proceedings in its own name but, at Licensor's request, agrees to be joined as a party in any action taken by Licensor to enforce its rights in the

Licensed Marks; provided that Licensor shall reimburse Licensee for all reasonable out-of-pocket costs and expenses incurred by Licensee, its Affiliates and authorized representatives (and their respective directors, officers, stockholder, employees and agents) in connection with their participation in such action. Subject to the provisions of Section 9.4, nothing in this Agreement shall require, or be deemed to require Licensor to enforce the Licensed Marks against others.

     9.4 Enforcement of Other Agreements.

         a. In the event that an AT&T Licensee violates its license agreement with Licensor in a manner which materially and adversely affects the rights granted to Licensee hereunder, Licensor shall take all commercially reasonable actions to enforce the terms of such License Agreement.

         b. To the extent not prohibited by the terms of any license agreement with a third party, Licensor will provide Licensee with appropriately redacted portions of such license agreements that include restrictions or use provisions which, if violated, may materially and adversely affect the rights granted to Licensee hereunder. Licensee hereby authorizes Licensor to provide redacted portions of this Agreement to third parties.

         c. In the event Licensee learns of a breach by a licensee of Licensor under an agreement of the type referred to in a.
              above, Licensee will immediately inform Licensor of such breach. Licensor shall take the actions referred to in 9.4a above or, in the alternative, may authorize Licensee to bring an action in Licensor's name and on its behalf.

     9.5 Compliance with Legal Requirements.

          a. In the performance of this Agreement, Licensee shall comply in all material respects with all applicable laws and regulations and administrative orders, including those laws and regulations particularly pertaining to the proper use and designation of Marks in the Licensed Territory.

          b. Upon the reasonable request of Licensor in order to comply with legal requirements, whenever the Licensed Mark is used in any advertisement or on any item of packaging or labeling, it must be followed, in the case of a registered trademark by the registration symbol, i.e., (R), and in the case of all other trademarks by the symbol "TM", or other appropriate symbols of similar import acceptable to Licensor. Licensee shall duly display all other notices with respect to the Licensed Marks as are or may be required by the trademark laws and regulations applicable within the Licensed Territory.

          c. Should Licensee be or become aware of any applicable laws or regulations which are inconsistent with the provisions of this Agreement, Licensee shall promptly notify Licensor of such inconsistency. In such event, Licensor may, at its option, either waive the performance of such inconsistent provisions, or negotiate with Licensee to make changes in such provisions to comply with applicable laws and regulations, it being understood that the parties intend that any such changes shall preserve to the extent reasonably practicable the parties' respective benefits under this Agreement.

10.  USE OF LICENSED MARKS AND OTHER MARKS

     10.1 Licensee Marks. Licensee shall have the right from time to time during the Term to create and use its own Marks, which may be used together with the Licensed Marks, in connection with products or services with respect to which any of the Licensed Marks are used; provided that Licensee provides Licensor with prior notice of its desire to use any such Marks created and owned by Licensee and Licensor approves Licensee's proposed use of such Marks (which approval shall not be unreasonably withheld, delayed or conditioned). Unless, in the exercise of Licensor's sole discretion acting in good faith, Licensor shall determine that a Mark that Licensee proposes to use could disparage, tarnish, dilute or potentially cause confusion with respect to any Marks of Licensor or of any AT&T Licensee, or otherwise raises a substantial trademark concern for Licensor, Licensor will approve Licensee's use of such proposed Mark. Licensor shall use commercially reasonable efforts to approve or disapprove any Marks proposed to be used by Licensee within 30 days of its receipt of a written request for such approval. If Licensee has not received a response from Licensor by the end of such 30-day period, Licensor shall be deemed to have approved Licensee's proposed Mark or Marks. Licensee shall not file or prosecute a Mark application or applications to register any Licensee Marks which include as part of such Mark the Licensed Marks.

Notwithstanding the foregoing, if Licensee uses the Marks "AT&T" or "AT&T" in conjunction with the globe design, the term "Wireless" must follow such Mark.

     10.2 Modification of Licensed Marks. In the event Licensor modifies or replaces any of the Licensed Marks as they are used in any portion of Licensor's business, and if Licensor requests Licensee to adopt and use any such modified or replaced Licensed Marks, Licensee will adopt and use such modified or replaced Licensed Marks and, in such event, such modified or replaced Licensed Marks shall be considered the Licensed Marks contemplated by this Agreement; provided that in such event, Licensee shall be granted a 180-day period during which to phase-out its use of the superseded forms of the Licensed Marks, as applicable, and during such 180-day period Licensee shall have the right to use its existing inventory of Marketing Materials bearing the superseded forms of the Licensed Marks, as applicable.

     10.3 Use of Additional Marks at Licensor's Request. Licensor may, from time to time, request Licensee to adopt and use a Mark or Marks of Licensor, in addition to the then existing Licensed Marks in connection with the services and products licensed hereunder. Such additional Mark or Marks shall be licensed hereunder on the same terms as the then existing Licensed Marks and Licensee shall within a reasonable time, but in any event within one hundred eighty (180) days, comply with Licensor's request by adopting and using such additional Mark or Marks; provided that during such 180-day period Licensee shall have the right to use its existing inventory of Marketing Materials that do not contain the additional Mark or Marks.

     10.4 Internet Domain Names.

          a. Licensee will not be required to use Licensor's domain names but will be required to use "att" in domain names when services and products licensed hereunder using the Licensed Marks are being accessed, as set forth in Schedule 9.

          b. Licensee shall adhere to Licensor's domain name guidelines as set forth in Schedule 9, which are designed to assure that customers have easy access to AT&T branded sites.

          c. Licensee's web sites that use any of the Licensed Marks or that concern products or services in connection with which the Licensed Marks are used, shall each have a web link to the att.com home page.

     10.5 Restriction on Licensor. Licensor agrees that, during the Term of this Agreement, it shall not use the terms "AT&T Wireless" and "AT&T Mobility" on Wireless Related Portals and Wireless Related Devices if those terms are used as Marks by Licensee.

     10.6 Licensor Covenant. For so long as Licensee owns at least a ten percent (10%) equity interest in a licensee to a license agreement listed in
Schedule 19, Licensor covenants that it will not terminate that particular license solely because of Licensor's loss of equity interest in that licensee. This covenant shall not preclude Licensor from terminating any such license for any reason other than loss of equity.

11.  LIABILITY AND INDEMNIFICATION

     11.1 Indemnification.

          a. Licensor shall defend, indemnify and hold Licensee and its Authorized Dealers, and their respective directors, officers, stockholders, employees and agents (the "Licensee Parties") harmless against all claims, suits, proceedings, costs, damages, losses, fees and expenses (including reasonable attorney's fees) and judgments incurred, claimed or sustained by the Licensee Parties arising out of: (i) claims by third parties that the Licensee Parties' use of the Licensed Master Marks or Licensed Ancillary Marks in accordance with this Agreement constitutes trademark, service mark or trade dress infringement, dilution, unfair competition, misappropriation or false/misleading advertising; (ii) any third party claims as to the lack of validity or enforceability of (A) the registrations of the Licensed Master Marks or Licensed Ancillary Marks or (B) Licensor's ownership rights in the Licensed Master Marks or Licensed Ancillary Marks; and (iii) any lack of validity or enforceability of this Agreement caused by Licensor as it applies to the Licensed Master Marks or the Licensed Ancillary Marks.

          b. Subject to Licensor's indemnification obligations in Section a. above, Licensee shall defend, indemnify and hold Licensor and its Authorized Dealers, and their respective directors, officers, stockholders, employees and agents (the "Licensor Parties") harmless against all claims, suits, proceedings, costs, damages, losses, fees and expenses (including reasonable attorneys' fees) and judgments incurred, claimed or sustained by the Licensor Parties arising out of Licensee's, or any Authorized Dealer's or Sublicensee's, marketing, sale or use of the Licensed Marks, and shall indemnify the Licensor Parties from any improper or unauthorized use of the Licensed Marks and for any use by Licensee of the Licensee Marks. Licensee shall also defend, indemnify and hold the Licensor Parties harmless against all claims, suits, proceedings, costs, damages, losses, fees and expenses (including reasonable attorney's fees) and judgments incurred, claimed or sustained by the Licensor Parties arising out of: (i) any third party claims as to the lack of validity or enforceability of (x) the registrations (if any) of the Licensee Marks or (y) Licensee's ownership rights in the Licensee Marks; and (ii) any lack of validity or enforceability of this Agreement caused by Licensee.

     11.2 Notification and Defense of Claims.

          a. Notification of Claims. In the event of the occurrence of an event which a Licensee Party or a Licensor Party (the "Indemnified Party"), as the case may be, asserts constitutes a claim, the Indemnified Party shall provide prompt notice of such event to Licensor, in the case of Licensee as the Indemnified Party, or to Licensee, in the case of Licensor as the Indemnified Party (the

                "Indemnifying Party"), and shall otherwise make available to the Indemnifying Party all relevant information which is material to the claim. Failure to give timely notice or to furnish the Indemnifying Party with any relevant data and documents in connection with any claim shall not constitute a defense (in part or in whole) to any claim for indemnification by the Indemnified Party, unless, and only to the extent that, such failure results in any material prejudice to the Indemnifying Party. The Indemnifying Party may elect, at its own expense, to assume exclusive control of the defense of such claim, if the Indemnifying Party gives written notice of its intention to do so no later than thirty (30) days following notice of such claim by the Indemnified Party or such shorter time period as required so that the interests of the Indemnified Party would not be materially prejudiced as a result of the failure to have received such notice; provided that (i) the Indemnifying Party shall obtain the consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed) before entering into any settlement, adjustment or compromise of such claims, or ceasing to defend against such claims, if as a result thereof, or pursuant thereto, there would be imposed on the Indemnified Party any material liability or obligation not covered by the indemnity obligations of the Indemnifying Party under this Agreement (including, without limitation, any injunctive relief or other remedy), except with respect to a settlement adjustment or compromise which results solely in a monetary liability and (ii) if the Indemnified Party shall have reasonably concluded that separate counsel is required because a conflict of interest would otherwise exist, the Indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the Indemnified Party.

          b. In the event that Indemnifying Party elects to assume control of the defense of any such claim, the Indemnified Party shall cooperate with the Indemnifying Party in such proceeding and shall execute all papers necessary and desirable and shall testify or provide evidence whenever reasonably requested to do so. The Indemnified Party may elect to join in the defense of such claim and to employ counsel to assist it in connection with the handling of such claim, at the sole expense of the Indemnified Party, provided, however, that no such claim shall be settled, adjusted or compromised, or the defense thereof terminated by the Indemnified Party, without the prior consent of the Indemnifying Party (which consent shall not be reasonably withheld or delayed), and provided, further that no Indemnified Party may settle, compromise or consent to the entry of any judgment in any claim for which indemnification may be sought hereunder unless such settlement, compromise or consent also includes an express, unconditional release of the Indemnifying Party and its directors, officers, stockholders, employees and agents from all liabilities and obligations arising therefrom.

          c. In the event that the Indemnifying Party does not notify the Indemnified Party within 30 days that it will assume control of the defense of any such claim for which the Indemnified Party would be entitled to indemnification hereunder, then the Indemnified Party shall have the right to defend such claim at its own expense, and the Indemnifying Party shall cooperate as requested in such defense, at the expense of the Indemnified Party with respect to documented and reasonable out-of-pocket expenses incurred by the Indemnifying Party in the defense of the claim, provided, however, that no such claim shall be settled, adjusted or compromised, or the defense thereof terminated by the Indemnified Party, without the prior consent of the Indemnifying Party (which consent shall not be reasonably withheld or delayed), and provided, further that no Indemnified Party may settle, compromise or consent to the entry of any judgment in any claim for which indemnification may be sought hereunder unless such settlement, compromise or consent also includes an express, unconditional release of the Indemnifying Party and its directors, officers, stockholders, employees and agents from all liabilities and obligations arising therefrom.

     11.3 Insurance.

          a. Licensee shall maintain, at its own expense, in full force and effect at all times during which services and products licensed hereunder bearing the Licensed Marks are being sold, with a responsible insurance carrier acceptable to Licensor, at least a Two Million Five Hundred Thousand Dollar ($2,500,000.00) products liability insurance policy with respect to the services and products licensed hereunder offered using the Licensed Marks. This insurance shall be primary to any of Licensor's coverage, shall name Licensor as an insured party, shall be for the benefit of Licensor and Licensee and shall provide for at least ten (10) days' prior notice to Licensor and Licensee of the cancellation or any substantial modification of the policy. This insurance may be obtained by Licensee in conjunction with a policy which covers services and/or products other than the services covered under this Agreement.

          b. Licensee shall from time to time, upon reasonable request by Licensor, promptly furnish or cause to be furnished to Licensor, evidence in form and substance satisfactory to Licensor, of the maintenance of the insurance required by this Section 11.3, including without limitation, originals or copies of policies, certificates of insurance (with applicable riders and endorsements) and proof of premium payments.

12.  AGREEMENT PERSONAL

     12.1 Personal to Licensee. In recognition of the unique nature of the relationship between Licensor and Licensee, the fact that Licensor would not be willing to enter into an agreement such as this Agreement with any other party in any other circumstances, and the unique nature of Licensee (including without limitation, the fact that part of Licensee was once owned by Licensor), the parties agree that the rights, obligations and benefits of this Agreement shall be personal to Licensee, and Licensor shall not be required to accept performance from, or render performance to, an entity other than Licensee. Pursuant to 11 U.S.C. Section 365(c)(1)(A) (as it may be amended from time to time, and including any successor to such provision), in the event of the Bankruptcy of Licensee, this Agreement may not be assigned or assumed by Licensee (or any Successor) and Licensor shall be excused from rendering performance to, or accepting performance from, Licensee or any Successor.

     12.2 Licensee Acknowledgment. Licensee acknowledges and agrees that it understands it may have, or, in the future, may elect to enter into, agreements with Licensor's Affiliates and that neither the execution or continuation nor the renewal of any of those agreements will have any effect on this Agreement and Licensee may choose to contract, or not, with Licensor's Affiliates as it deems appropriate.

13.  RETENTION OF RIGHTS

     13.1 Except as otherwise expressly provided in this Agreement, nothing in this Agreement shall be deemed or construed to limit in any way Licensor's rights in and to the Licensed Marks, including without limitation:

          a. all rights of ownership in and to the Licensed Marks, including the right to license or transfer the same.

          b. The unimpaired right to use the Licensed Marks in connection with marketing, offering or providing any products or services (except for the particular products and services exclusively licensed under this Agreement, but only to the extent of such license) whether within or without the Licensed Territory.

14.  SPONSORSHIP

     14.1 Licensee shall not use the Licensed Marks to sponsor, endorse, or claim affiliation with any event, meeting, charitable endeavor or any other undertaking (each, an "Event") without the express written permission of Licensor; provided, however, that the categories of Events described on
Schedule 15 attached hereto shall be deemed pre-approved by Licensor and Licensee shall not be required to seek permission from Licensor to sponsor, endorse or claim affiliation with such Events using the Licensed Marks. Notwithstanding the foregoing, Licensor reserves the right to deny permission to any Event and to amend Schedule 15 in Licensor's sole discretion. In the event that Licensee desires to sponsor, endorse or claim affiliation with an Event not described on Schedule 15, Licensee shall provide Licensor with at least twenty (20) business days prior written notice of such Event in reasonable detail and Licensor shall be deemed to have granted Licensee permission to sponsor, endorse or claim affiliation with such Event if a denial of permission is not received by Licensee by the date or time specified in such notice, which date or time shall be at least ten business days after receipt of notice by Licensor. Any breach of this provision reasonably determined to have a material adverse effect on Licensor or the Licensed Marks shall be deemed a Significant Breach by Licensee.

15.  CONSENT OF LICENSOR

     15.1 Except where another standard is expressly provided for herein, whenever reference is made to Licensor's consent or approval in this Agreement, such consent or approval may be granted or withheld in Licensor's sole discretion and, if granted, may be done so conditionally or unconditionally.

16.  NOTICES

     16.1 All notices, requests, demands or other communications required by, or otherwise with respect to, this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), against receipt, when delivered by telecopy and confirmed by return telecopy, or three (3) days after being mailed by registered first-class mail, postage prepaid and return receipt requested in each case to the applicable addresses set forth below:

          If to Licensee:

                         AT&T Wireless Services, Inc.
                         16331 NE 72nd Way
                         Redmond, WA 98052
                         Attention: Gregory P. Landis, Esq.
                         Fax No.:  (425) 580-8333


          If to Licensor:

                         AT&T Corp.
                         295 North Maple Avenue

                         Basking Ridge, New Jersey  07920-1002
                         Attention:  Francine J. Berry, Vice President - Law
                                     Chief Intellectual Property Counsel
                         Fax No.:    (908) 221-5581


          With copies to:

                         AT&T Corp.
                         295 North Maple Avenue
                         Basking Ridge, NJ  07920
                         Attention:  Corporate Secretary
                         Fax No.:  (908) 953-8360

          or to such other address as such party shall have designated by notice so given to each other party.

17.  GOVERNMENTAL LICENSES, PERMITS AND APPROVALS

     17.1 Licensee, at its expense, shall be responsible for obtaining and maintaining all Approvals with respect to this Agreement, and to comply with any requirements of such Regulatory Authorities for the registration or recording of this Agreement. Licensee shall furnish to Licensor written evidence from such Regulatory Authorities of any such Approvals.

18. APPLICABLE LAW

     18.1 The construction, performance and interpretation of this Agreement shall be governed by the U.S. Trademark Act, 15 U.S.C. Section 1051 et seq., and the internal, substantive laws of the State of New York, without regard to its principles of conflicts of law. Except as otherwise provided herein, Licensor and Licensee hereby irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York, or absent subject matter jurisdiction in that court, the state courts of the State of New York located in New York County for all actions, suits or proceedings arising in connection with this Agreement.

         18.2 In the event of a dispute between the parties concerning the subject matter of this Agreement, the parties shall first attempt to informally resolve that dispute by escalating the matter to senior executives appointed by the parties. For purposes of such informal resolution, each party shall appoint one senior executive official having authority to resolve the dispute on behalf of that party. If the senior executives are unable to resolve the matter within thirty (30) days after notice of a dispute is given or such longer period as the senior executives may mutually agree upon, the matter shall be resolved as provided in Section 18.3.

         18.3 Except as provided below, any and all controversies or claims of any nature arising out of or relating to this Agreement or the breach, termination or validity thereof, whether based on contract, tort, statute, fraud, misrepresentation or any other legal or equitable theory (the "Claim") shall be resolved solely and exclusively by arbitration by the CPR Institute for Dispute Resolution ("CPR") in accordance with the provisions of this Section and the CPR Rules for Non-Administered Arbitration to the extent such rules do not conflict with this Section and Agreement. The Respondent's notice of defense shall be served upon the Claimant within ten (10) days after it receives the notice of arbitration (the date of receipt of notice of arbitration being "Commencement"). The arbitration shall be conducted by one (1) arbitrator selected by the parties or, if the parties cannot mutually agree upon the arbitrator within fifteen (15) days after Commencement, the parties shall notify CPR and an arbitrator knowledgeable in the legal and technical aspects of the Claim shall be appointed by

CPR within twenty-five (25) days of Commencement. The arbitrator shall strictly limit discovery to the production of documents directly relevant to the facts alleged in the notices of arbitration and defense and, if depositions are required, each party shall be limited to three (3) depositions of no longer than three (3) hours each. If the arbitrator decides to hold an evidentiary hearing, each party's presentation of its case, including its direct and rebuttal testimony, shall be limited to three (3) days. The arbitrator shall issue an order preventing the parties, CPR and any other participants to the arbitration from disclosing to any third party any information obtained via the arbitration, including discovery documents, evidence, testimony and the award except as may be required by law or, with respect to the award, to the extent necessary to obtain indemnification from a third party, provided that the disclosing party first secures a written commitment from the third party (with a copy to the other relevant party) to maintain the confidentiality of the information so disclosed consistent with this Agreement and subject to the jurisdiction of the court in the Action. All requests for injunctive relief shall be decided by the arbitrator, provided, however, that requests for temporary injunctive relief may be submitted to a court of competent jurisdiction if the arbitrator has not yet been appointed. The arbitrator shall have the authority to modify any injunctive relief granted by such a court. The arbitration award shall: (a) be in writing;
(b) state only the damages and injunctive relief granted, if any; (c) not exceed the damages and relief requested by the prevailing party; (d) be made final within six (6) months of Commencement; and (e) be entered by any party in any court having competent jurisdiction, provided that, the party entering the award shall request that the court prevent the award from becoming publicly available except as may be required by law. The arbitrator shall not limit, expand or otherwise modify the terms of this Agreement and shall not award punitive or other damages in excess of compensatory damages. The arbitrator shall orally state the reasoning on which the award rests but shall not state such reasoning in any writing. Each party shall bear its own expenses, but those related to the compensation of the arbitrator shall be borne equally. The parties agree that the existence and contents of the entire arbitration, including the award, shall be deemed a compromise of a dispute under Rule 408 of the Federal Rules of Evidence, shall not be discoverable in any proceeding, shall not be admissible in any court (except to enforce the same, including against a third party in an action for indemnification, as provided herein) or arbitration and shall not bind or collaterally estop any party with respect to any claim or defense made by any third party. Notwithstanding the preceding, the parties shall not arbitrate any Claim (including defenses thereto) concerning the validity, enforceability, scope or infringement of any Mark or any issue unrelated to this Agreement.

19.      CONFIDENTIALITY OF INFORMATION AND USE RESTRICTION

         19.1 The Quality Standards and other technical information furnished to Licensee under this Agreement and other confidential and proprietary information, know-how and trade secrets of Licensor that are disclosed or otherwise provided to Licensee in connection with this Agreement, shall remain the property of Licensor, and shall be returned to Licensor upon request and upon termination of this Agreement. Unless such information was previously known to Licensee free of any obligation to keep it confidential, or has been or is subsequently made public (a) by any person other than Licensee and Licensor is not attempting to limit further dissemination of such information, (b) by Licensor, or (c) by Licensee, as required by law (including securities laws) or to enforce its rights under this Agreement, it shall be held in confidence, and shall be used only for the purposes of this Agreement. All confidential and proprietary information, know-how and trade secrets of Licensee that are disclosed or otherwise provided to Licensor hereunder (including without limitation, during any Inspection) (collectively, "Licensee Information") shall remain the property of Licensee and shall be returned to Licensee upon request and upon termination of this Agreement. Unless such Licensee Information was previously known to Licensor free of any obligation to keep it confidential, or has been or is subsequently made public (a) by any person other than Licensor and Licensee is not attempting to limit further dissemination of such information, (b) by Licensee, or (c) by Licensor, as required by law (including securities law) or to enforce its rights under this Agreement, it shall be held in confidence and shall be used only for purposes of this Agreement.

20.      DIVESTITURE OF FIXED WIRELESS BUSINESS BY LICENSEE

         20.1 In the event that Licensee shall divest itself of that portion of its business which provides Residential Fixed Wireless Services and Small Business Fixed Wireless Services (that portion of Licensee's business being referred to as the "Fixed Wireless Business"), then the Fixed Wireless Business shall continue to enjoy after such divestiture the license it enjoys as part of Licensee. Such license shall include all activities of the "Fixed Wireless Business" that are covered by the licenses expressly granted in Article 2 of this Agreement with respect to Residential Fixed Wireless Services and Small Business Fixed Wireless Services, subject to all of the terms and conditions of this Agreement, including those relating to Change of Control. For avoidance of doubt, if after the divestiture of the Fixed Wireless Business there is a

Change of Control of the fixed Wireless Business, then the license to the Fixed Wireless Business shall be terminated. On behalf of the Fixed Wireless Business, Licensee hereby agrees that Licensor shall have the full right to enforce any of the terms and conditions of this Agreement against the Fixed Wireless Business after such divestiture, to the same extent as if the Fixed Wireless Business had been a party to this Agreement.

21.      MISCELLANEOUS

         21.1 Entire Agreement. The provisions of this Agreement contain the entire agreement between the parties relating to use by Licensee of the Licensed Marks, and supersede all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be interpreted to achieve the objectives and intent of the parties as set forth in the text and factual recitals of the Agreement. It is specifically agreed that no evidence of discussions during the negotiation of the Agreement, or drafts written or exchanged, may be used in connection with the interpretation or construction of this Agreement. No rights are granted to use the Licensed Marks or any other Marks or Trade Dress except as specifically set forth in this Agreement. In the event of any conflict between the provisions of this Agreement and provisions in any other agreement involving Licensee, the provisions of this Agreement shall prevail.

         21.2 Relationship of the Parties. This Agreement is not a franchise under federal or state law, does not create a partnership or joint venture, and shall not be deemed to constitute an assignment of any rights of Licensor to Licensee. Licensee is an independent contractor, not an agent or employee of Licensor, and Licensor is not liable for any acts or omissions by Licensee.

         21.3 Amendments, Waivers. This Agreement may not be amended, changed, supplemented, waived or otherwise modified except by an instrument in writing signed by the party against whom enforcement is sought.

         21.4 Assignment. Licensee may not assign, pledge, transfer or otherwise hypothecate this Agreement or any of its rights or obligations hereunder, and any purported assignment, pledge, transfer or other hypothecation, whether by operation of law or otherwise, shall be void and of no force or effect.

         21.5 Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violation of this Agreement and that any party may, in its sole discretion, apply to the court set forth in Section 18 for specific performance, or injunctive, or such other relief as such court may deem just and proper, in order to enforce this Agreement or prevent any violation hereof, and to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

         21.6 Remedies Cumulative. All rights, powers and remedies provided under this Agreement, or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         21.7 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement, or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         21.8 Rules of Construction. As used in this Agreement, (1) neutral pronouns and any derivations thereof shall be deemed to include the feminine and masculine and all terms used in the singular shall be deemed to include the plural and vice versa, as the context may require; (2) the words "hereof," "herein," "hereunder" and other words of similar import refer to this Agreement as a whole, including all exhibits and schedules as the same may be amended or supplemented from time to time, and not to any subdivision of this Agreement;
(3) the word "including" or any variation thereof means "including, without limitation" and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it; and (4) descriptive headings and titles used in this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement. This Agreement shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any party.

         21.9 No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any Person who is not a party and nothing in this Agreement, express or implied, is intended to or shall (1) confer on any Person other than the parties and their respective Successors any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement or (2) constitute the parties as partners or as participants in a joint venture. This Agreement shall not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement and no third party shall have any right, independent of any right that exists irrespective of this Agreement, to bring any suit at law or equity for any matter governed by or subject to the provisions of this Agreement.

         21.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all the parties hereto.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives as of the date first stated above.

                                        AT&T CORP.


                                        By:       /s/  Richard J. Martin
                                              ---------------------------------
                                               Name:   Richard J. Martin
                                               Title:  Executive Vice President


                                        AT&T WIRELESS SERVICES, INC.


                                        By:      /s/  Robert Johnson
                                               --------------------------------
                                               Name:  Robert Johnson
                                               Title: Executive Vice President